UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2008

                         CHIMERA INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)

           Maryland                    001-33796               26-0630461
         ------------                -------------            ------------
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)

                1211 Avenue of the Americas
                         Suite 2902
                    New York, New York                          10036
                    ------------------                          -----
        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (212) 696-0100

                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
           ------------------------------------------

         On June 12, 2008, Chimera Investment Corporation (the "Company"), entered into Amendment No. 1 (the "Amendment") to the Master Repurchase Agreement, dated January 18, 2008 (the "Master Repurchase Agreement") between Credit Suisse First Boston Mortgage Capital LLC ("Buyer") and the Company. Buyer was one of the underwriters of the Company's November 2007 initial public offering.

         The Amendment, among other things, eases a financial covenant under the facility for the period commencing January 1, 2008 and ending March 31, 2008. The Company has no borrowings outstanding under this facility. The Master Repurchase Agreement was filed with the Securities and Exchange Commission on January 24, 2008. The Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

                10.1 Amendment No. 1 to Master Repurchase Agreement by and among Chimera Investment Corporation, as seller, and Credit Suisse First Boston Mortgage Capital LLC, as buyer, dated as of June 12, 2008.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Chimera Investment Corporation


                                       By:      /s/ A. Alexandra Denahan
                                              ---------------------------------
                                              Name:   A. Alexandra Denahan
                                              Title:  Chief Financial Officer

Date: June 13, 2008